DEBT AND COMMITMENTS	12 Months Ended
Dec. 31, 2012
DEBT AND COMMITMENTS

14. DEBT AND COMMITMENTS

[a]	The Company’s long-term debt, which is substantially uncollateralized, consists of the following:

	2012	2011

Bank term debt at a weighted average interest rate of approximately 8.0% [2011 - 9.4%], denominated primarily in Chinese renminbi and Brazilian real	$268	$137
Government loans at a weighted average interest rate of approximately 5.4% [2011 - 5.8%], denominated primarily in euros	15	18
Other	78	42

	361	197
Less due within one year	249	151

	$112	$46

[b]	Future principal repayments on long-term debt are estimated to be as follows:

2013	$249
2014	24
2015	31
2016	16
2017	16
Thereafter	25

$361

[c]	On July 8, 2011, the Company entered into a four-year revolving credit facility in the amount of $2.25 billion. The facility, which matures on July 8, 2015, replaces a $2.0 billion revolving credit facility that was set to expire on July 31, 2012. The facility includes a $100 million Asian tranche and a tranche for Canada, U.S., and Europe, which is fully transferable between jurisdictions and can be drawn in U.S. dollars, Canadian dollars or euros.

[d]	Interest expense (income), net includes:

	2012	2011	2010

Interest expense
Current	$27	$16	$9
Long-term	7	3	2

	34	19	11
Interest income	(18)	(25)	(22)

Interest expense (income), net	$16	$(6)	$(11)

[e]	Interest paid in cash was $32 million for the year ended December 31, 2012 [2011 – $19 million; 2010 – $11 million].

[f]	At December 31, 2012, the Company had commitments under operating leases requiring annual rental payments as follows:

Total

2013	$318
2014	287
2015	256
2016	233
2017	204
Thereafter	336

$1,634